SCHEDULE 14A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         CHURCHILL DOWNS INCORPORATED

               (Name of Registrant as Specified In Its Charter)

    Alexander M. Waldrop, Senior Vice President, General Counsel & Secretary

                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:


      2)  Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


      4)  Proposed maximum aggregate value of transaction:


      5)  Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check  box  if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed

                         CHURCHILL DOWNS INCORPORATED
                              700 Central Avenue
                          Louisville, Kentucky 40208


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 15, 1995





To the Shareholders of Churchill Downs Incorporated:


            Notice is hereby given that the Annual Meeting of Shareholders of Churchill Downs Incorporated (the "Company"), a Kentucky corporation, will be held at Churchill Downs Sports Spectrum, 4520 Poplar Level Road, Louisville, Kentucky, on Thursday, June 15, 1995 at 10:00 a.m. E.D.T. for the following purposes:

      I.    To elect  five (5)  Class II  Directors  for a term of three
(3) years, one (1) Class I Director  for a term of two (2) years and one
(1) Class III Director for a term of one (1) year (Proposal No. 1);

      II.   To  approve or  disapprove  the  minutes of the 1994  Annual
Meeting of Shareholders,   approval   of  which   does  not   amount  to
ratification of actions taken at such meeting (Proposal No. 2); and

      III. To transact such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

            The close of business on April 20, 1995, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at that time will be entitled to notice of and to vote at the meeting and at any adjournments thereof.

            Shareholders who do not expect to attend the meeting in person are urged to sign, date and promptly return the Proxy that is enclosed herewith.

            By Order of the Board of Directors.



                              ALEXANDER M. WALDROP
                              Senior Vice President, Secretary
                              and General Counsel

May 12, 1995

                      CHURCHILL DOWNS INCORPORATED
                           700 Central Avenue
                       Louisville, Kentucky 40208


                            PROXY STATEMENT


                     Annual Meeting of Shareholders
                      To Be Held on June 15, 1995


            The enclosed Proxy is being solicited by the Board of Directors of Churchill Downs Incorporated (the "Company") to be voted at the 1995 Annual Meeting of Shareholders to be held on Thursday, June 15, 1995, at 10:00 a.m., E.D.T. (the "Annual Meeting"), at the Churchill Downs Sports Spectrum, 4520 Poplar Level Road, Louisville, Kentucky and any adjournments thereof. The Proxy and this Proxy Statement are being sent to shareholders on or about May 12, 1995.

VOTING RIGHTS AND VOTE REQUIRED

            Only holders of record of the Company's Common Stock, No Par Value ("Common Stock"), on April 20, 1995, are entitled to notice of and to vote at the Annual Meeting. On that date, 3,783,318 shares of Common Stock were outstanding and entitled to vote. Each shareholder has one vote per share on all matters coming before the Annual Meeting, other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky statute to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single nominee or distribute them among the nominees in any manner that the shareholder desires. Shares represented by proxies received may be voted cumulatively (see "Election of Directors"). Under the Company's Articles of Incorporation and Bylaws and the Kentucky statutes, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any matter submitted to the shareholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
            If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS," FOR APPROVAL OF THE MINUTES OF THE 1994 ANNUAL MEETING OF SHAREHOLDERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

REVOCATION OF PROXY

            A proxy may be revoked at any time before the shares it represents are voted by written notice received by the Secretary of the Company and a revocation shall be effective for all votes after receipt.

                 COMMON STOCK OWNED BY CERTAIN PERSONS

            The following table sets forth information concerning the beneficial ownership of the Common Stock as of April 1, 1995 (except as otherwise indicated), by [i] the only persons known by the Board of Directors to own beneficially more than five percent (5%) of the Common Stock and [ii] the Company's directors, nominees for election as directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
                                                 SHARES
        NAME AND ADDRESS                     BENEFICIALLY            PERCENT
        OF BENEFICIAL OWNER                      OWNED              OF CLASS

28 parties to a Third Supplemental
Stockholder Agreement
c/o Thomas H. Meeker, Stockholder
Representative
700 Central Avenue
Louisville, Kentucky  40208                   1,196,146(1)(5)          31.5%

National City Corporation
National City Center
1900 East Ninth Street
Cleveland, Ohio 44114                           196,485(2)              5.2%

Darrell R. Wells
4350 Brownsboro Road
Suite 310
Louisville, Kentucky  40207                     232,930(3)(4)(5)        6.2%

Charles W. Bidwill, Jr.
911 Sunset Road
Winnetka, Illinois  60093                       221,259(3)(4)(5)        5.8%

23 Directors, Nominees for Director
and Executive Officers as a Group             1,206,782(3)(4)(5)(6)    31.7%



(1) Information provided as of April 18, 1995. Pursuant to certain federal securities laws, the parties to the Third Supplemental Stockholder Agreement (the "Stockholder Agreement") may collectively be considered a "group" and therefore may be deemed a "person" known by management of the Company to own beneficially more than 5% of the shares of Common Stock of the Company. The names and addresses of the parties to the Stockholder Agreement are set forth in the Schedule 13D filed by such parties with the Securities and Exchange Commission ("SEC") on April 25, 1995, which filing is incorporated herein by reference. Each shareholder who is a party to the Stockholder Agreement has agreed that until April 15, 1997, such shareholder will not sell, transfer, assign or otherwise dispose of shares of Common Stock beneficially owned or acquired by such shareholder without first offering to sell such Common Stock to the Company and to all other signatories to the Stockholder Agreement on the same terms and conditions as in an offer received from a third party by such shareholder. The Stockholder Agreement provides for proration of the shares offered by the selling shareholder in the event that more than one of the signatories to the Stockholder Agreement desires to purchase the shares offered by such selling shareholder. The Stockholder Agreement provides that Common Stock may be transferred by the parties to the Agreement, without compliance with the Agreement [i] pursuant to an offer to purchase not less than all of the outstanding shares of the Common Stock that the Board of Directors has recommended and that an independent financial advisor retained by the Company has determined is fair to the Company's shareholders from a financial point of view; [ii] by gift, will or pursuant to the laws of descent and distribution; [iii] by pledge to a financial institution; [iv] if the transfer is by operation of law; or [v] in a small transaction which is defined to be a transfer in any single calendar month of 3,000 shares or less of the Common Stock. The Stockholder Agreement does not restrict the rights of any shareholder who is a party thereto to vote the

      Common Stock, to receive cash or stock dividends, to receive shares of Common Stock in a stock split, or to sell or dispose of shares of Common Stock, except as specifically set forth in such Stockholder Agreement. The Company has approved and become a third party beneficiary of the Stockholder Agreement.


(2) National City Corporation and its wholly-owned subsidiary, National City Bank, Kentucky ("National City"), have informed the Company that on February 10, 1995, National City held a total of 196,485 shares in fiduciary accounts for others. National City has further informed the Company that it has sole power to vote or direct the voting of 53,610 shares; sole power to dispose or to direct the disposition of 173,120 shares; shared power to vote or direct the voting of no shares; and shared power to dispose or direct the disposition of 22,215 shares.

(3) Of the total shares listed above, Mr. Wells disclaims beneficial ownership of 22,400 shares held by The Wells Foundation, Inc. of which he is a trustee and of 135,791.90 shares held by The Wells Family Partnership of which he is the Managing General Partner. Mr. Wells shares voting and investment power with respect to all shares attributed to him in the above table. Mr. Bidwill shares voting and investment power with respect to 2,919 shares beneficially owned by him.

(4)   See  "Election  of   Directors,"   "Continuing   Directors,"   and
      "Executive Officers of the Company," below.

(5) The 232,930 shares beneficially owned by Mr. Wells and 222,259 (including shares acquired after April 1, 1995) shares beneficially owned by Mr. Bidwill are subject to the Stockholder Agreement. An additional 588,727 shares owned by certain other directors, nominees for election as directors and executive officers of the Company are subject to the Stockholder Agreement.

(6) Includes 1,169 shares issuable under the Company's Incentive Compensation Plan and 28,400 shares issuable under currently exercisable options.


            Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock file certain reports with the Securities and Exchange Commission ("SEC") with regard to their beneficial ownership of such Common Stock. Pursuant to applicable SEC regulations, the signatories to the Stockholder Agreement (and a prior stockholder agreement) are (or were) also required to file such reports with the SEC. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports. See Footnote (1) above for a discussion of the terms of the Stockholder Agreement. During the Company's prior fiscal year, James W. Phillips and the Wells Family Partnership each made a single late filing of one (1) report, covering one (1) transaction. The Estate of Warner L. Jones, Jr. and Edna Veeneman Lewis each made late filings of two (2) reports, each covering one (1) transaction. These persons were obligated to make filings with the SEC solely because they were signatories to a prior stockholder agreement which was similar to the Stockholder Agreement; none of them is an officer or director nor are they individually a beneficial owner of ten percent (10%) or more of the Company's Common Stock. In addition, one (1) late filing covering one (1) transaction was made by Seth W. Hancock, a director of the Company, and by Kevin Marie Nuss, an officer of the Company who previously was subject to the filing requirements of Section 16(a). The required reports were subsequently filed for each person. Based solely on its review of the forms filed with the SEC, the Company believes that all other filing requirements applicable to its directors, executive officers and ten percent (10%) beneficial owners were satisfied.

                         ELECTION OF DIRECTORS
                            (PROPOSAL NO. 1)

            At the Annual Meeting,  shareholders will vote to elect [i] five (5)
persons to serve in Class II of the Board of Directors to hold office for a term of three (3) years expiring at the 1998 Annual Meeting of Shareholders and thereafter until their respective successors shall be duly elected and qualified, [ii] one (1) person to serve in Class I of the Board of Directors to hold office for a term of two (2) years expiring at the 1997 Annual Meeting of Shareholders and thereafter until his successor shall be duly elected and qualified, and [iii] one (1) person to serve in Class III of the Board of Directors to hold office for a term of one (1) year expiring at the 1996 Annual Meeting of Shareholders and thereafter until his successor shall be duly elected and qualified.
            The Articles of  Incorporation of the Company provide that the Board of Directors shall be composed of not less than nine (9) nor more than twenty-five (25) members, the exact number to be established by the Board of Directors, and further provide for the division of the Board of Directors into three (3) approximately equal classes, of which one (1) class is elected annually. At its meeting on March 16, 1995, the Board of Directors amended the Company's Bylaws to establish the number of directors at thirteen (13), an increase of three (3) directors, with four (4) directors in each of Class I and Class III and five (5) directors in Class II.
            At the Annual Meeting,  the seven (7) persons named in the following table will be nominated on behalf of the Board of Directors for election as directors in Class II, Class I and Class III, as indicated. All of the nominees (other than Messrs. Humphrey, Lunsford and Meeker) currently serve as Class II directors of the Company and all of the nominees have agreed to serve if reelected or elected, as applicable.

                      NOMINEES FOR ELECTION AS DIRECTORS

                                                            COMMON STOCK OF
  NAME, AGE AND                                               THE COMPANY
 POSITIONS WITH          PRINCIPAL OCCUPATION (1) AND          BENEFICIALLY
     COMPANY             CERTAIN DIRECTORSHIPS (2)            OWNED AS OF
                                                            APRIL 1, 1995(3)

                                                          AMOUNT    % OF CLASS

                        CLASS II - TERMS EXPIRING IN 1998

Catesby W. Clay         Chairman, Kentucky River Coal    46,630(4)    1.2%
71                      Corporation (Coal land lessor);
Director since 1953     President, Runnymede Farm, Inc.
                        (Thoroughbred breeding);
                        Director, National Council of
                        Coal Lessors (Executive
                        Committee), Kentucky Coal
                        Association, University of
                        Kentucky Mining Engineering
                        Foundation; Director and
                        President, Foundation for
                        Drug-Free Youth

J. David Grissom        Chairman, Mayfair Capital        10,050(4)     .3%
56                      (Private investment firm);
Director since 1979     Chairman and Chief Executive
                        Officer, PNC Bank, Kentucky,
                        Inc. and Vice Chairman, PNC
                        Financial Corp. (until April,
                        1989); Director, Transco Energy
                        Company, Providian Corporation,
                        Columbia/HCA Healthcare
                        Corporation, LG&E Energy
                        Corporation, Regal Cinemas,
                        Inc. and Sphere Drake Holdings
                        Limited; Chairman, Centre
                        College Board of Trustees

Seth W. Hancock         Partner and Manager, Claiborne  142,825(4)    3.8%
45                      Farm and President, Hancock
Director since 1973     Farms, Inc. (Thoroughbred
                        breeding and farming); Vice
                        President and Director, Clay
                        Ward Agency, Inc. (Equine
                        insurance); Director, Hopewell
                        Company and Keeneland
                        Association, Incorporated and
                        Breeder's Cup Limited
                        (Executive Committee)

Frank B. Hower, Jr.     Retired; Former Chairman,         1,040(4)      *
66                      Liberty National Bancorp, Inc.
Director since 1979     (Bank holding company) and
                        Liberty  National  Bank & Trust
                        Company  of  Louisville
                        (until  February,  1990);
                        Director,   Liberty  National
                        Bancorp,  Inc.,  American
                        Life and  Accident  Insurance
                        Company,   The  Associated
                        Group,   Regional   Airport
                        Authority of Louisville and
                        Jefferson   County  and
                        Kentucky Historical Society;
                        Member, Board of Trustees,
                        Centre   College,  J. Graham
                        Brown   Foundation   and
                        University of Louisville

W. Bruce Lunsford       Chairman, President and Chief   100,030(4)    2.6%
47                      Executive Officer, Vencor, Inc.
Nominee for Director    (Intensive care hospitals and
                        nursing homes); Director,
                        ResCare, Inc., National City
                        Bank, Kentucky (Executive
                        Committee), Kentucky Economic
                        Development Corporation and
                        Kentucky Country Day School;
                        Member, Board of Trustees,
                        Bellarmine College and Centre
                        College

                        CLASS I - TERM EXPIRING IN 1997

G. Watts Humphrey, Jr.  President, GWH Holdings            -0-         *
50                      (Private investment company);
Nominee for Director    Chief Executive Officer, The
                        Conair Group, Inc., Metaltech,
                        Nextech and Smith-Steelite;
                        Deputy Chairman - Fourth
                        District, Federal Reserve Bank
                        of Cleveland; Chairman,
                        The Society of Plastics
                        Industry, Inc. and The
                        Blood-Horse, Inc.; Director,
                        Keeneland Association,
                        Incorporated

                         CLASS III - TERM EXPIRING IN 1996

Thomas H. Meeker        President and Chief Executive    29,437(4)(5)   .8%
51                      Officer of the Company;
Nominee for Director;   Director, Thoroughbred Racing
President and Chief     Association of North America,
Executive Officer       Inc. (Executive Committee),
since 1984              Equibase Company, PNC Bank,
                        Kentucky, Inc. (Chairman, Audit
                        Committee), Bell South
                        Telecommunications, Inc. (Vice
                        Chairman, Executive Committee)
                        and Alliant Health Systems,
                        Inc. (Executive Committee)


*Less than 0.1%

(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2) Directorships in companies registered pursuant to the Securities Exchange Act of 1934 or the Investment Company Act of 1940 and, in the case of certain nominees, other directorships considered significant by them.

(3) No nominee shares voting or investment power of his beneficially owned shares, except that Mr. Clay and Mr. Hancock share with others the voting and investment power with respect to 43,630 shares and 106,325 shares, respectively, and Mr. Lunsford shares investment power with respect to 10,000 shares. Of the total shares listed, Mr. Clay specifically disclaims beneficial ownership of 10,950 shares owned by the Agnes Clay Pringle Trust of which he is the trustee, and Mr. Hancock specifically disclaims beneficial ownership of 79,200 shares owned by the A.B. Hancock Jr. Marital Trust of which he is the trustee, of 9,030 shares owned by the Waddell Walker Hancock II Trust of which he is a trustee, of 9,030 shares owned by the Nancy Clay Hancock Trust of which he is a trustee and of 6,043.33 shares held by the ABC Partnership of which he is a general partner.

(4) Messrs. Clay, Grissom, Hancock, Hower, Lunsford and Meeker are signatories to the Stockholder Agreement with respect to 46,630, 10,050, 142,825, 1,040, 100,030 and 29,437 shares, respectively.
      See "Common Stock Owned by Certain Persons."

(5) Includes 717 shares issuable under the Company's Incentive Compensation Plan and 16,900 shares issuable under currently exercisable options.


The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Annual Meeting, the persons named in the enclosed Proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors. In addition, if any shareholder(s) shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the enclosed Proxy or their substitutes, or a majority of them, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.


CONTINUING DIRECTORS

The following table sets forth information relating to the Class I and Class III directors of the Company who will continue to serve as directors until the expiration of their respective terms of office, and the Directors Emeriti, and the beneficial ownership of Common Stock by such directors.


                                                           COMMON STOCK OF
                                                            THE COMPANY
                                                        BENEFICIALLY OWNED AS OF
                                                          APRIL 1, 1995(3)

     NAME, AGE AND        PRINCIPAL OCCUPATION(1)
 POSITIONS WITH COMPANY              AND                 AMOUNT   % OF CLASS
                          CERTAIN DIRECTORSHIPS(2)

                         CLASS I - TERMS EXPIRING IN 1997

William S. Farish        President, W.S. Farish &       25,280(4)     .7%
56                       Company (Trust management
Director since 1985;     company) and Owner, Lane's
Chairman                 End Farm; Director,
since 1992               Breeder's Cup Limited and
                         Keeneland Association,
                         Incorporated; Vice
                         Chairman and Steward of
                         Jockey Club; Advisory
                         Director,
                         Galveston-Houston Company,
                         Inc. and Post Oak Bank;
                         President, Ephraim
                         McDowell Cancer Research
                         Foundation

Daniel M. Galbreath      Chairman and Chief            122,150     3.2%
66                       Executive Officer, The
Director since 1979      Galbreath Company (Realtor
                         and builder); Director,
                         Breeder's Cup Limited,
                         Keeneland Association,
                         Incorporated and BCP
                         Management, Inc.; General
                         Partner of Borden
                         Chemicals & Plastics,
                         Limited Partnership;
                         Owner, Darby Dan Farms

Arthur B. Modell         President and Director,         1,000      *
69                       Cleveland Browns Football
Director since 1985      Company, Inc.
                         (Professional football
                         team); Board of Trustees
                         and President, Cleveland
                         Clinic Foundation;
                         Director, Lake Erie Radio
                         Co.

                         CLASS III - TERMS EXPIRING IN 1996

Charles W. Bidwill, Jr.  President and General         221,259(4)     5.8%
66                       Manager, National Jockey
Director since 1982      Club (Operator of
                         Sportsman's Park
                         Racetrack); Director,
                         Orange Park Kennel Club,
                         Associated Outdoors Clubs
                         (Tampa Greyhound Track),
                         Bayard Raceways and
                         Caterers of North Florida,
                         Jacksonville Kennel Club,
                         Big Shoulders Fund,
                         Archdiocese of Chicago,
                         Link Unlimited

Carl F. Pollard          Owner, Hermitage Farm          73,040(4)     1.9%
56                       beginning in 1994
Director since 1985      (Thoroughbred breeding);
                         Director and Chairman of
                         the Executive Committee,
                         Columbia/HCA Healthcare
                         Corporation; Former
                         Chairman of the Board,
                         Columbia Healthcare
                         Corporation; President and
                         Chief Operating Officer
                         (1991-March 1993) and
                         Senior Executive Vice
                         President (1984-1991),
                         Humana Inc. (Hospitals and
                         health services);
                         Director, National City
                         Bank, Kentucky and Vestar,
                         Inc.; President and
                         Director, Kentucky Derby
                         Museum Corporation

Darrell R. Wells (5)     General Partner, Security     232,930(4)     6.2%
51                       Management Company
Director since 1985      (Investments); Director,
                         First Security Trust
                         Company, Shelby County
                         Trust Bank, Commonwealth
                         Bancshares, Citizens
                         Financial Corporation,
                         Commonwealth Bank & Trust
                         Company and Jundt Growth
                         Fund

                            DIRECTORS EMERITI (6)

John W. Barr, III        Retired; Former Chairman,       2,000(4)     .1%
74                       National City Bank,
Director from 1979 to    Kentucky (Bank holding
1993; Director Emeritus  company); Director,
since 1993               Kitchen Kompact Company;
                         Director, Speed Museum,
                         Cave Hill Cemetery, Boy
                         Scouts and American
                         Printing House for the
                         Blind

Louis J. Herrmann, Jr.   Owner, Louis Herrmann Auto     50,265(4)     1.3%
75                       Consultant Incorporated
Director since 1968;     (Automobile sales)
Secretary-               Director, Kentucky Mutual
Treasurer from 1985 to   Life Insurance Company
1986; Director Emeritus
since 1994

Stanley F. Hugenberg,    President, Jackantom Sales      3,670(4)      .1%
Jr.                      Company
77                       (Manufacturers'
Director from 1982 to    representative); Member,
1992;                    Board of Trustees, J.
Director Emeritus since  Graham Brown Foundation;
1992                     Director, Kentucky Derby
                         Museum Corporation

Y. Peyton Wells, Jr.(5)  Retired; Former President      17,650         .5%
84                       and Director, Shelby
Director from 1967 to    County Trust Bank
1985;
Vice President from
1980 to 1985;
Director Emeritus since
1985

William T. Young         Chairman, W.T. Young, Inc.    114,660(4)     3.0%
77                       (Warehousing and
Director from 1985 to    thoroughbred horses);
1992;                    Director, Columbia/HCA
Director Emeritus since  Healthcare Corporation
1992

*Less than 0.1%


(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2) Directorships in companies registered pursuant to the Securities Exchange Act of 1934 or the Investment Company Act of 1940 and, in the case of certain directors, other directorships considered significant by them.

(3) No director shares voting or investment power of his beneficially owned shares, except that Messrs. Bidwill, Galbreath, Herrmann and Wells share with others the voting and investment power with respect to 2,919, 27,377, 10,200 and 232,930 shares, respectively. Of the total shares listed above, Mr. Wells disclaims beneficial ownership of 22,400 shares held by The Wells Foundation, Inc. of which he is a trustee and of 135,791.90 shares held by The Wells Family Partnership of which he is the Managing General Partner.

(4) Messrs. Farish, Bidwill, Pollard, Darrell Wells, Herrmann, Barr, Hugenberg and Young are signatories to the Stockholder Agreement with respect to 25,280, 222,259 (including shares acquired after April 1, 1995), 73,040, 232,930, 40,065, 2,000, 3,670 and 114,660 shares, respectively.

(5)   Darrell R. Wells is the nephew of Y. Peyton Wells, Jr.

(6) Directors Emeriti are entitled to attend meetings of the Board of Directors but do not have a vote on matters presented to the Board. The Bylaws provide that once a director is 72 years of age, he may not stand for re-election but shall assume Director Emeriti status as of the annual meeting following his current term of service as a director. The Chairman of the Board may continue to serve as a director notwithstanding this provision.

         COMPENSATION AND COMMITTEES OF THE BOARD OF DIRECTORS

            Four (4) meetings of the Board of Directors were held during the last fiscal year. Directors other than Directors Emeriti are paid $750 for each meeting of the Board that they attend, and directors who do not reside in Louisville are reimbursed for their travel expenses. In addition, all directors, other than Directors Emeriti, receive an annual retainer of $3,000 per year and directors who serve as committee chairmen receive an additional $1,000 for a total retainer of $4,000 per year. The Chairman of the Board receives an additional $1,000 for a total retainer of $5,000. Directors Emeriti are not paid any compensation for attending meetings. They are entitled to have their expenses reimbursed.
            The Company has four (4) standing Committees: the Executive, Audit, Compensation and Racing Committees. No Director Emeritus serves on any Board committee. The Executive Committee is authorized, subject to certain limitations set forth in the Company's Bylaws, to exercise the authority of the Board of Directors between Board meetings. Thirteen (13) meetings of the Executive Committee (of which Messrs. Bidwill, Farish, Galbreath, Grissom and Pollard are members) were held during the fiscal year. The Audit Committee is responsible for annually examining the financial affairs of the Company, including consulting with the Company's auditors. One (1) meeting of the Audit Committee (of which Messrs. Pollard and Darrell R. Wells are members) was held during the fiscal year. The Compensation Committee administers the Company's Supplemental Benefit Plan, Incentive Compensation Plan and 1993 Stock Option Plan, and reviews and recommends actions regarding executive compensation. Three (3) meetings of the Compensation Committee (of which Messrs. Clay, Farish, Hower, Modell and Darrell R. Wells are members) were held during the fiscal year. The Racing Committee is responsible for the Company's contracts and relations with horsemen, jockeys and others providing horse racing related services. The Racing

Committee (of which Messrs. Farish, Hancock and Pollard are members) held no meetings during the fiscal year. Directors are paid $500 for each committee meeting they attend other than meetings held by telephone. The Company does not have a standing nominating committee. All directors serving as Class I, II or III directors, except Mr. Modell, attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the meetings of the committees on which they served.

                   EXECUTIVE OFFICERS OF THE COMPANY

            The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.
                                                               COMMON STOCK OF
                                                                 THE COMPANY
                                                              BENEFICIALLY OWNED
                                                       AS OF APRIL 1, 1995(1)(2)

  NAME AND AGE           POSITION(S) WITH                           % OF
AND TERM OF OFFICE           COMPANY                   AMOUNT       CLASS

William S. Farish (3)  Director since 1985;           25,280(4)       .7%
56                     Chairman of the Board
                       since 1992

Thomas H. Meeker       President and Chief Executive  29,437(4)(5)    .8%
51                     Officer since 1984

Vicki L. Baumgardner   Vice President of Finance and   1,653(6)        *
43                     Treasurer since February 1993;
                       Controller from 1989 to
                       February 1993

David E. Carrico       Senior Vice President of        2,310(7)       .1%
44                     Administration since June
                       1994; Vice President of
                       Marketing from 1990 to June
                       1994; Director of Marketing
                       from 1984 to 1990

Dan L. Parkerson       Senior Vice President of        2,450(8)       .1%
52                     Operations since February 1991
                       and General Manager since June
                       1991; Vice President of
                       Operations from 1990 to 1991;
                       Director of Operations from
                       1986 to 1990

Jeffrey M. Smith       Senior Vice President of        3,349(9)       .1%
42                     Planning and Development
                       since February 1993;
                       Senior  Vice  President
                       of Finance from 1991 to 1993;
                       Treasurer from 1986 to 1993;
                       Vice President of Finance
                       from 1990 to 1991; Secretary
                       from 1986 to 1990

Alexander M. Waldrop   Senior Vice President since     3,104(10)      .1%
38                     June 1994; General Counsel and
                       Secretary since August 1992

* Less than 0.1%


(1) See the Table on Option Grants in Last Fiscal Year under "Executive Compensation" below for a discussion of stock options granted by the Board of Directors to executive officers during 1994 and 1995.

(2) No executive officer shares voting or investment power with respect to his or her beneficially owned shares.

(3) Mr. Farish does not serve full-time as an executive officer of the Company and is not compensated as an officer of the Company.

(4) All shares owned by Mr. Farish and Mr. Meeker are subject to the Stockholder Agreement. See "Common Stock Owned by Certain Persons."

(5)       Includes   717  shares   issuable   under  the   Company's   Incentive
          Compensation   Plan  and  16,900  shares   issuable  under   currently
          exercisable options.

(6) Includes 27 shares issuable under the Company's Incentive Compensation Plan and 1,500 shares issuable under currently exercisable options.

(7)       Includes   104  shares   issuable   under  the   Company's   Incentive
          Compensation   Plan  and  2,000  shares   issuable   under   currently
          exercisable options.

(8)       Includes   109  shares   issuable   under  the   Company's   Incentive
          Compensation   Plan  and  2,000  shares   issuable   under   currently
          exercisable options.

(9)       Includes   108  shares   issuable   under  the   Company's   Incentive
          Compensation   Plan  and  3,000  shares   issuable   under   currently
          exercisable options.

(10)      Includes   104  shares   issuable   under  the   Company's   Incentive
          Compensation   Plan  and  3,000  shares   issuable   under   currently
          exercisable options.

       Mr. Waldrop was employed as an attorney with the Louisville law firm of Wyatt, Tarrant & Combs, which firm serves as primary outside counsel to the Company, from August 1985 until his employment by the Company.

        COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       Under rules  established by the SEC, the  Compensation  Committee of the Board of Directors (the "Committee") is required to disclose: (1) the Committee's compensation policies applicable to the Company's executive officers; (2) the relationship of executive compensation to Company performance; and (3) the Committee's bases for determining the compensation of the Company's Chief Executive Officer ("CEO"), Thomas H. Meeker, for the most recently completed fiscal year. Pursuant to these requirements, the Committee has prepared this report for inclusion in the Proxy Statement.
       The Committee consists of five (5) independent Directors, none of whom has ever been employed by the Company. The Committee annually reviews executive officer compensation and makes recommendations to the Board of Directors on all matters related to executive compensation. The Committee's authority and oversight extend to total compensation, including base salary, annual incentive compensation and stock options for the Company's executive officers as well as the Company's Profit Sharing Plan. The Committee also administers the employment contract and Supplemental Benefit Plan of the Company's CEO, Thomas H. Meeker. The Committee makes its compensation recommendations to the Board of Directors after considering the recommendations of the CEO (on all but CEO compensation) and other qualified compensation consultants. The Committee also reviews compensation data from comparable companies including those found in the peer group performance graph (the "Peer Graph") which follows this report.

       The fundamental philosophy of the Committee is to assure that the Company's compensation program for executive officers links pay to business strategy and performance in a manner which is effective in attracting, motivating and retaining key executives while also providing performance incentives which will inure to the benefit of executive officers and shareholders alike. The objective is to provide total compensation commensurate with Company performance by combining salaries that are competitive in the marketplace with incentive pay opportunities established by the Committee which are competitive with median levels of competitors' incentive compensation.
       There are three (3) basic elements of the Company's executive compensation program, each determined by individual and corporate performance:
(i) base salary compensation, (ii) annual variable performance incentive compensation earned under the Company's Incentive Compensation Plan ("ICP") and
(iii) stock option grants made under the Company's 1993 Stock Option Plan (the "Option Plan").
       Base salaries are targeted to be competitive with comparable positions in comparable companies. In determining base salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.
       The ICP provides a direct financial incentive in the form of annual cash and/or stock bonuses. The amount of each bonus is determined by the Company's achievement of certain target earnings per share (computed before taxes but after recognition of awards made under the ICP) ("EPS") goals established annually by the Committee. The ICP provides for the award of a bonus based upon the Company's achievement of EPS goals and the 5-year total return to shareholders in the form of dividends and increases in the Company's stock price, compared to the Wilshire 5000 stock index. These goals are weighted with achievement of EPS goals having a factor of two-thirds and comparative total return to shareholders having a factor of one-third.
       The Committee has determined that as an executive's level of responsibility increases, a greater portion of his or her total compensation should be performance based. Not only do awards increase as an executive rises in the Company but also his or her ICP award is composed of a higher percentage of stock which means the compensation shifts to reliance on the value of the Company's stock.
       For the Company's year ended December 31, 1994, the Committee set the ICP minimum performance goal at EPS equal to the Company's budget and total return to shareholders equal to the Wilshire 5000 and the Company met both the EPS goal and total return to shareholders goal. As a result, bonuses were awarded under the ICP for the Company's year ended December 31, 1994. These bonuses are reflected in the Summary Compensation Table. For fiscal year 1995, the Committee once again set the ICP minimum performance goal at EPS equal to the Company's budget and total return to shareholders equal to the Wilshire 5000.
       At the Annual Meeting of Shareholders held on June 16, 1994, the shareholders of the Company approved the Churchill Downs Incorporated 1993 Stock Option Plan. The Committee believes that the granting of options pursuant to the Option Plan to officers of the Company, including Mr. Meeker, will further the Company's goals of attracting, motivating and retaining employees while also providing compensation which links pay to performance. During 1994, awards under the Option Plan were as follows: (1) Mr. Meeker was granted 5,376 nonqualified stock options and 4,624 incentive stock options ("ISOs") and (2) all other officers were granted 4,800 nonqualified stock options and 5,750 ISOs. The options are exercisable in 1997. The Option Plan provides for cashless exercises through broker's transactions.
       The Committee believes that the Option Plan is integral to a performance based compensation package. Although the ICP reflects certain levels of increases in stock price, the ICP is also heavily weighted toward earnings per share goals established by the Committee. The Option Plan allows the Company to further tie compensation to performance of the Company with a possibility of greatly increasing the total compensation package of its executives without an equivalent cash outlay by the Company.
       Mr. Meeker was employed as President and Chief Executive Officer of the Company in October 1984 under an annually renewing three-year contract. Each year, Mr. Meeker's base salary is set by the Committee after considering the Company's overall financial performance in light of the Company's strategic development initiatives. In April of 1994, Mr. Meeker's annual base salary was increased to $245,000. This relatively small increase in base salary reflects the fact that the Committee has decided to shift a greater portion of Mr. Meeker's overall compensation to performance based sources such as the ICP and the Option Plan.
                                                          COMPENSATION COMMITTEE
                                                             Frank B. Hower, Jr.
                                                               William S. Farish
                                                                 Catesby W. Clay
                                                                Arthur B. Modell
                                                                Darrell R. Wells

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Company is unaware of any relationships among its officers and directors which would require disclosure under this caption.

                           PERFORMANCE GRAPH

       Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of each of a peer group index and the Wilshire 5000 index for the period of approximately five (5) fiscal years commencing January 31, 1990, and ending December 31, 1994. The period ending December 31, 1993 represents an eleven (11) month period due to the change in the Company's fiscal year. The companies used in the peer group index consist of Bay Meadows Operating Co., Fair Grounds Corp., Hollywood Park Operating Co., International Thoroughbred Breeders, Inc. and Santa Anita Operating Co., which are all of the publicly traded companies known to the Company to be engaged primarily in thoroughbred racing in the continental United States. Turf Paradise, Inc. was previously included in the peer group index but was acquired by Hollywood Park Operating Co. in 1994. The Wilshire 5000 equity index measures the performance of all United States headquartered equity securities with readily available price data. The graph depicts the result of an investment of $100 in the Company, the Wilshire 5000 index and the peer group companies. Since the Company has historically paid dividends on an annual basis, the performance graph assumes that dividends were reinvested annually.


                  1/31/90 1/31/91   1/31/92  1/31/93  12/31/93 12/31/94

Churchill Downs    $100     $111     $174      $219     $261     $213
Wilshire 5000      $100     $106     $136      $150     $165     $165
Peer Group         $100     $104     $ 89      $ 89     $139     $ 81

                             EXECUTIVE COMPENSATION

       The following table sets forth the remuneration paid during the last three (3) fiscal years by the Company to [i] Mr. Meeker, the President and CEO of the Company, and [ii] each of the Company's four (4) most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 1994 (collectively the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION
                                                             LONG         ALL
                NAME &                                       TERM        OTHER
               PRINCIPAL                                     COMPEN-   COMPENSA-
               POSITION      YEAR                            SATION     TION(4)

                                                    OTHER    SECURITIES
                                   SALARY BONUS     ANNUAL   UNDERLYING
                                     (1)(2)         COMPENSA- OPTIONS/SARs
                                                    TION(3)    (#)

           Thomas H. Meeker, 1994 $245,000 $73,868  $49,463    10,000    $12,711
           President and CEO 1993  217,250 101,673   43,645    50,700     20,088
                             1992  230,000    -0-    52,456      -0-      17,672

           David E. Carrico  1994   86,607  21,574     -0-      1,750      7,867
           Senior, Vice      1993   68,000  18,471     -0-      6,000      6,304
           President of      1992   60,000    -0-      -0-       -0-       5,516
           Administration



           Dan L. Parkerson, 1994   94,108  22,512     -0-      1,750      9,188
           Senior Vice       1993   78,883  28,695     -0-      6,000      7,061
           President of      1992   76,000    -0-      -0-       -0-       7,586
           Operations and
           General Manager



           Jeffrey M. Smith, 1994   93,581  22,278     -0-      2,000      9,171
           Senior Vice       1993   76,083  27,694     -0-      9,000      8,133
           President of      1992  100,000    -0-      -0-       -0-       7,009
           Planning and
           Development



           Alexander M.      1994   88,821  21,574     -0-      2,000      8,113
           Waldrop, Senior   1993   75,167  19,543     -0-      9,000        132
           Vice President,   1992   34,375    -0-      -0-       -0-          44
           General Counsel
           and Secretary(5)



- ------------------

(1) On November 18, 1993, the Company amended its Articles of Incorporation to change its fiscal year from January 31 to December 31. Annual compensation for 1993 is based upon actual compensation paid by the Company to the named executive officers for the eleven months ended December 1993. Annual compensation figures for 1992 and 1994 include a twelve month period.

(2) Bonus awards were paid in cash and/or stock pursuant to the Company's Incentive Compensation Plan or otherwise. See "Compensation Committee Report on Executive Compensation."

(3) Includes above-market earnings on compensation deferred under the Company's Incentive Compensation Plan and the expense of a Supplemental Benefit Plan of which Mr. Meeker is currently the only participant. See the discussion regarding the Supplemental Benefit Plan below.

(4) Consists of life insurance premiums paid by the Company with respect to certain term life insurance payable on the officer's death to beneficiaries designated by him and further, includes amounts contributed by the Company to the officer's account under the Company's Profit Sharing Plan. Amounts attributable to such term life insurance are as follows:


               MR. MEEKER  MR. CARRICO  MR.PARKERSON   MR. SMITH   MR. WALDROP

    1994         $2,864        $247         $791         $278         $167
    1993          2,909         247          812          288          132
    1992          2,047         175          588          135           44


     Pursuant to the Company's Profit Sharing Plan, the Company matches employees' contributions (which are limited to 10% of annual compensation up to $9,240 for calendar year 1994) up to 2% of quarterly contributions and also makes discretionary contributions. Amounts contributed by the Company on behalf of the named executive officers are as follows:


               MR. MEEKER  MR. CARRICO  MR.PARKERSON  MR. SMITH   MR. WALDROP

    1994        $ 9,847       $7,620       $8,397       $8,893       $7,946
    1993         17,179        6,057        6,249        7,845          0
    1992         15,935        5,341        6,998        6,874          0


(5)  Mr.  Waldrop  was  employed  by  the  Company  in  August,   1992  and  his
     compensation for 1992 reflects less than six months of service.

      The following table provides information with respect to the named executive officers concerning options granted during 1994:


                       OPTION GRANTS IN LAST FISCAL YEAR

                          INDIVIDUAL GRANTS                                GRANT
                                                                           DATE
                                                                           VALUE(3)


                    NUMBER OF  % OF TOTAL
                    SECURITIES  OPTIONS
                    UNDERLYING GRANTED    EXERCISE  MARKET                GRANT DATE
                     OPTIONS      TO      OR BASE    PRICE                 PRESENT
                     GRANTED  EMPLOYEES    PRICE      ON     EXPIRATION     VALUE
      Name             (1)    IN FISCAL  ($/SH)(2)   DATE       DATE         ($)
                                YEAR               OF GRANT

Thomas H. Meeker      2,272        11%        $44     $44    3/15/2004      $58,686
                      2,728        13%         44      44    3/15/2004       70,464
                      2,352        11%      42.50   42.50   12/15/2004       57,412
                      2,648        13%      42.50   42.50   12/15/2004       64,638

David E. Carrico        750         4%         44      44    3/15/2004       19,373
                      1,000         5%      42.50   42.50   12/15/2004       24,410

Dan L. Parkerson        750         4%         44      44    3/15/2004       19,373
                      1,000         5%      42.50   42.50   12/15/2004       24,410

Jeffrey M. Smith      1,000         5%         44      44    3/15/2004       25,830
                      1,000         5%      42.50   42.50   12/15/2004       24,410

Alexander M.          1,000         5%         44      44    3/15/2004       25,830
Waldrop               1,000         5%      42.50   42.50   12/15/2004       24,410


- ---------------------------
(1) 8,500  options  are   exercisable  beginning  3/15/97.  9,000   options  are
exercisable beginning 12/15/97.

(2) The 2,272 options and 2,352 options granted to Mr. Meeker are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended, and accordingly, the exercise price of these options is the fair market value of the shares as of the date of their grant. The 1,000 options granted to each of Messrs. Carrico, Parkerson, Smith and Waldrop on December 15, 1994 are also intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. All other options are non-qualified stock options. 8,500 options and 9,000 options, respectively, have been granted at an exercise price equal to the closing high bid price of the Company's Common Stock as of March 15, 1994 and December 15, 1994, respectively.

(3) The options are valued using the Cox-Ross-Rubinstein Binomial option pricing model, which is a variation of the Black-Scholes option pricing model. This calculation is based on the following assumptions: (i) an expected option term of eight years, (ii) an interest rate of 6.27% and 7.81% (March 15, 1994 and December 15, 1994, respectively) based on the quoted yield of U.S. Treasury Bonds on the date of grant maturing in eight years, (iii) a dividend yield of .92% and 1.04% (March 15, 1994 and December 15, 1994, respectively) per share, and (iv) a stock price volatility of 26.49% and 21.25% (March 15, 1994 and December 15, 1994, respectively) based upon the average closing price of the 250-day period preceding the grant date. Based on these assumptions, the value of the nonqualifying options was determined to be $25.83 and $24.41 (March 15, 1994 and December 15, 1994, respectively) per share and the value of the incentive stock options was determined to be $25.83 and $24.41 (March 15, 1994 and December 15, 1994, respectively) per share.

      The following table provides information with respect to the named executive officers concerning unexercised options held as of December 31, 1994:

                        AGGREGATE YEAR-END OPTION VALUES


                                                           VALUE OF UNEXERCISED
                              NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
         NAME                 OPTIONS AT YEAR END       YEAR END (1)EXERCISABLE/
                              EXERCISABLE/UNEXERCISABLE        UNEXERCISABLE

Thomas H. Meeker                       16,900/43,800             $0/7,500
David E. Carrico                         2,000/5,750              0/1,500
Dan L. Parkerson                         2,000/5,750              0/1,500
Jeffrey M. Smith                         3,000/8,000              0/1,500
Alexander M. Waldrop                     3,000/8,000              0/1,500
- -------------------


(1) Closing high bid as of the last trading day of 1994 (December 30, 1994) minus the exercise price.

            The Company maintains a Supplemental Benefit Plan (the "Plan") in which Mr. Meeker is currently the only participant. The Plan provides that if a participant remains in the employ of the Company until age 55 or becomes totally and permanently disabled, the participant will be paid a monthly benefit equal to 45% of the "highest average monthly earnings," as defined in the Plan, prior to the time of disability or age 55, reduced by certain other benefits as set forth  in  the  Plan,  commencing  on  retirement  (or  attainment  of age 55 if disability occurs prior to said age) and continuing for life. The benefit payable under the Plan is increased by 1% for each year the participant remains employed by the Company after age 55, to a maximum of 55% of the highest average monthly earnings at age 65. The Plan further provides that the monthly benefit will be reduced by [i] 100% of the primary insurance amount under social security payable to a participant determined as of the later of the participant's retirement date or attainment of age 62; [ii] 100% of the participant's monthly benefit calculated in the form of a life annuity under the terminated Churchill Downs Pension Plan; [iii] 100% of the monthly income option calculated as a life annuity from the cash surrender value of all life insurance policies listed on a schedule attached to the participant's plan agreement; and [iv] 100% of the employer contributions and any employee contributions up to a maximum of $2,000 per year allocated to the participant's accounts under the Churchill Downs Incorporated Profit Sharing Plan, calculated in the form of a life annuity payable on his retirement date. Due to these reductions, the estimated annual benefit payable upon retirement at age 65 to Mr. Meeker under the Plan is $50,486.

            EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL AGREEMENT

            Mr. Meeker was employed as President and Chief Executive Officer of the Company in October 1984 under an annually renewing three-year contract. Mr. Meeker's compensation for 1995 includes a base salary of $245,000 per year, reimbursement for travel and entertainment expenses (including his wife's travel expenses on Company business), provision of an automobile, payment of dues for one (1) country club and any other professional or business associations, and a $250,000 life insurance policy. Mr. Meeker's employment may be terminated by the Company prior to the expiration of his employment agreement only if he willfully fails to perform his duties under his employment agreement or otherwise engages in misconduct that injures the Company. Pursuant to Mr. Meeker's employment agreement, in the event of both a "change in control" of the Company and, within one (1) year of such "change in control," either termination of Mr. Meeker's employment by the Company without "just cause" or his resignation, the Company will pay to Mr. Meeker an amount equal to three (3) times his average annual base salary over the prior five (5) years. A "change in control" is defined generally to include the sale by the Company of all or substantially all of its assets, a consolidation or merger involving the Company, the acquisition of over 30% of the Common Stock in a tender offer or any other change in control of the type which would be required to be reported under the Federal securities laws; however, a "change in control" will not be deemed to have occurred in the case of a tender offer or change reportable under the Federal securities laws, unless it is coupled with or followed by the election of at least one-half of the directors of the Company to be elected at any one (1) election and the election of such directors has not been previously approved by at least two-thirds of the directors in office prior to such change in control.

                      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            During the past fiscal year, the Company did not engage in any transactions in which any director or officer of the Company had any material interest, except as described below.
            Directors of the Company may from time to time own or have interests in horses racing at the Company's tracks. All such races are conducted, as applicable, under the regulations of the Kentucky Racing Commission or the Indiana Horse Racing Commission, and no director receives any extra or special benefit with regard to having their horses selected to run in races or in connection with the actual running of races.
            One or more directors of the Company have an interest in business entities which contract with the Company for the purpose of simulcasting the Kentucky Derby and other races and the acceptance of interstate wagers on such races. In such case, no extra or special benefit not shared by all others so contracting with the Company is received by any director or entity owned or controlled by a director. Mr. Charles W. Bidwill, Jr., a director and five percent (5%) owner of the Company, is the President and General Manager and part owner of National Jockey Club. In 1994, National Jockey Club and the Company were parties to a simulcasting contract whereby National Jockey Club was granted the right to simulcast the Company's Derby Trial - Grade III race, The Kentucky Oaks - Grade I race and the Kentucky Derby - Grade I race. In consideration for these rights, National Jockey Club paid to the Company 5.6% of its gross handle on the simulcast races. For purposes of this and other simulcast contracts, gross handle is defined as the total amount wagered by patrons on the races at the National Jockey Club facility less any money returned to the patrons by cancels and refunds. This simulcast contract is uniform throughout the industry and the rates charged were substantially the same as rates charged to other parties who contracted to simulcast the same races. In 1994, the Company simulcast the Kentucky Derby to 576 locations in the United States and selected international sites. National Jockey Club received no extra or special benefit as a result of the Company's relationship with Mr. Bidwill.
            Thomas H. Meeker, President and Chief Executive Officer of the Company, is currently indebted to the Company in the principal amount of $65,000, represented by his demand note bearing interest at 8% per annum
(payable quarterly) and payable in full upon termination of Mr. Meeker's employment with the Company for any reason. This indebtedness arose in connection with Mr. Meeker's initial employment, pursuant to the terms of which he was granted a loan by the Company for the purpose of purchasing the Company's stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            At its meeting held on March 16, 1995, the Board of Directors adopted the recommendation of the Audit Committee and selected Coopers & Lybrand, LLP to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 1995. Coopers & Lybrand, LLP has served as the Company's independent public accountants and auditors since the Company's 1990 fiscal year.
            Representatives of Coopers & Lybrand, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

           APPROVAL OF MINUTES OF 1994 SHAREHOLDERS' MEETING AND OTHER MATTERS
                                (PROPOSAL NO. 2)

            The Board of Directors of the Company does not know of any matters to be presented to the Annual Meeting other than those specified above, except matters incident to the conduct of the Annual Meeting and the approval by a majority of the shares represented at the Annual Meeting of minutes of the 1994 Annual Meeting which does not amount to ratification of actions taken thereat. If, however, any other matters should come before the Annual Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their best judgment on such matters.

                           PROPOSALS BY SHAREHOLDERS

            Any shareholder proposal that may be included in the Board of Directors' Proxy Statement and Proxy for presentation at the Annual Meeting of Shareholders to be held in 1996 must be received by the Company at 700 Central Avenue, Louisville, Kentucky 40208, Attention of the Secretary, no later than January 12, 1996.
            This solicitation is being made primarily by mail and at the expense of the Company. Certain officers and directors of the Company and persons acting under their instruction may also solicit Proxies on behalf of the Board of Directors by means of telephone calls, personal interviews and mail at no additional expense to the Company.

                     INCORPORATION OF DOCUMENT BY REFERENCE

            Information concerning the signatories to the Stockholder Agreement is contained in the filing on Schedule 13D made by such signatories with the SEC on April 25, 1995, which Schedule 13D filing (including all exhibits) is incorporated herein by reference. The Company will provide a copy of such
Schedule 13D, without charge, to a shareholder requesting such a copy, by written or oral request. Requests for copies of the Schedule 13D should be directed to Alexander M. Waldrop, Senior Vice President, Secretary and General Counsel, Churchill Downs Incorporated, 700 Central Avenue, Louisville, Kentucky 40208, telephone number (502) 636-4400.

            By Order of the Board of Directors.

                                    Thomas H. Meeker, President
                                    and Chief Executive Officer

                                    Alexander M. Waldrop
                                    Senior Vice President, Secretary and
                                    General Counsel

Louisville, Kentucky
May 12, 1995

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                       IF YOU CANNOT BE PRESENT IN PERSON

                                    PROXY

                         CHURCHILL DOWNS INCORPORATED

                              700 Central Avenue
                          Louisville, Kentucky 40208


                ANNUAL MEETING OF SHAREHOLDERS - JUNE 15, 1995


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
            The undersigned  hereby  appoints Frank B. Hower,  Jr. and Darrell
R. Wells as Proxies with full power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, June 15, 1995 or any adjournment thereof, hereby revoking any Proxy heretofore given.
            The Board of Directors unanimously recommends a vote FOR the following proposals:

      1.    Election of Class II  Directors,  one (1) Class I Director and one
(1) Class III Director (Proposal No. 1):

____ FOR all nominees listed        ____ WITHHOLD AUTHORITY to
below (Except as marked to          vote for all nominees listed
the contrary below)                 below

Class II Directors:           Catesby  W.  Clay,  J.  David  Grissom,  Seth W.
                              Hancock,  Frank  B.  Hower,  Jr.  and  W.  Bruce
                              Lunsford

Class I Director:             G. Watts Humphrey, Jr.

Class III Director:           Thomas H. Meeker

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below).

- ----------------------------------------------------------------

      2.  ____ FOR          ____ AGAINST            ____ ABSTAIN
Proposal to approve minutes of the 1994 Annual Meeting of Shareholders, approval of which does not amount to ratification of action taken thereat (Proposal No. 2);

      3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

                        UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 2 AND FOR THE ELECTION OF ALL CLASS I, II and III DIRECTORS DESIGNATED UNDER PROPOSAL NO. 1. Please sign, date and return this Proxy promptly in the enclosed envelope.
                        Dated ________________________________, 1995
                        ________________________________________________________
                        _____________________ (Please sign this Proxy exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title.)